Inventories	12 Months Ended
Dec. 31, 2024
Disclosure of Inventories [Abstract]
Inventories
7.	Inventories
As of December 31, this caption includes the following:

In thousands of soles	2024	2023	2022
Medicines	100,398	101,970	62,372
Medical supplies	38,550	21,563	18,220
Supplies and packaging	4,816	6,988	6,986

	143,764	130,521	87,578

In 2024, 2023 and 2022, inventories of S/ 1,143,359 thousand, S/ 1,022,220 thousand and S/ 622,923 thousand, respectively, were recognized as an expense during these years and included in cost of sales and services.
As of December 31, 2024, the Group has recognized an impairment of inventories for S/ 419 thousand. During 2023, the Group has recognized a reversal for impairment of inventories for S/ 1,927 thousand. As of December 31, 2022, the Group recognized an impairment of inventories for S/ 4,655 thousand, presented net in cost of sales and services.